UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2020 (September 3, 2020)

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Boulevard, Suite 305

Roslyn, New York 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SINO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on April 6, 2020, Sino-Global Shipping America, Ltd., a Virginia corporation (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Mr. Kelin Wu (“Wu”), an accredited and sophisticated investor based in the People’s Republic of China (the “Seller”) and Mandarine Ocean Ltd (“Mandarine”), a shipping company registered in the Marshall Islands, pursuant to which the Company agreed to purchase 75% of the equity of Mandarine from the Seller, and the Seller agreed to sell such 75% interest to the Company, for a purchase price of up to USD 3,750,000, payable in cash equivalent and/or restricted shares of common stock of the Company, no par value per share (“Common Stock”).

On June 17, 2020, the parties entered the First Amended and Restated Share Purchase Agreement (the “Amendment”), which was substantially similar to the Purchase Agreement other than a reduction in purchase price and related changes in the payment schedule. The new purchase price was to be up to USD 1,500,000, payable in cash equivalent and/or restricted shares of Common Stock.

On September 3, 2020, the Company and Mr. Wu signed a Termination Agreement to terminate the Amendment mutually. Neither party will owe the other party any termination penalty in connection with the Termination Agreement.

The Company and Mr. Wu confirm that the transfer of equity and issuance of stock contemplated in the Amendment have not occurred and no party has any obligation to transfer or to pay any amount to any other party under the Amendment.

As previously disclosed on April 27, 2020, the Company appointed Mr. Wu as the Company’s Chief Marketing Officer, effective May 1, 2020. The Company confirmed that Mr. Wu’s CMO position is terminated by mutual agreement as of September 3, 2020.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Termination Agreement Dated September 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO-GLOBAL SHIPPING AMERICA, LTD.

Date: September 4, 2020	By:	/s/ Lei Cao
	Name:	Lei Cao
	Title:	Chief Executive Officer

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